Exhibit 16

POWER OF ATTORNEY

The undersigned trustee of Hennessy Funds Trust (the “Trust”) appoints each of Neil J. Hennessy and Teresa M. Nilsen as her true and lawful attorney-in-fact and agent with the power to execute in her name, on her behalf, and in any capacity (i) the Trust’s Registration Statements on Form N‑1A, Form N-8A, or Form N-14, (ii) all other documents filed by the Trust with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, or the Securities Act of 1933, as amended, (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the rules, regulations, and requirements of the SEC, Blue Sky, and corporate or trust laws of any state or other jurisdiction, or the regulatory authorities of any foreign jurisdiction, and (iv) any amendments and exhibits to any such documents. The undersigned grants to the attorney‑in‑fact full authority to do every act necessary or advisable to effect the same as fully as she could do if she were personally present, thereby ratifying all that said attorney‑in-fact and agent may lawfully do or cause to be done by virtue of this Power of Attorney.

The undersigned trustee hereby executes this Power of Attorney effective as of June 20, 2025.

/s/ Claire Garvie Claire Garvie	Trustee

POWER OF ATTORNEY

The undersigned trustee of Hennessy Funds Trust (the “Trust”) appoints each of Neil J. Hennessy and Teresa M. Nilsen as his true and lawful attorney-in-fact and agent with the power to execute in his name, on his behalf, and in any capacity (i) the Trust’s Registration Statements on Form N‑1A, Form N-8A, or Form N-14, (ii) all other documents filed by the Trust with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, or the Securities Act of 1933, as amended, (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the rules, regulations, and requirements of the SEC, Blue Sky, and corporate or trust laws of any state or other jurisdiction, or the regulatory authorities of any foreign jurisdiction, and (iv) any amendments and exhibits to any such documents. The undersigned grants to the attorney‑in‑fact full authority to do every act necessary or advisable to effect the same as fully as he could do if he were personally present, thereby ratifying all that said attorney‑in-fact and agent may lawfully do or cause to be done by virtue of this Power of Attorney.

The undersigned trustee hereby executes this Power of Attorney effective as of June 20, 2025.

/s/ Robert T. Doyle Robert T. Doyle	Trustee

POWER OF ATTORNEY

The undersigned trustee of Hennessy Funds Trust (the “Trust”) appoints each of Neil J. Hennessy and Teresa M. Nilsen as his true and lawful attorney-in-fact and agent with the power to execute in his name, on his behalf, and in any capacity (i) the Trust’s Registration Statements on Form N‑1A, Form N-8A, or Form N-14, (ii) all other documents filed by the Trust with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, or the Securities Act of 1933, as amended, (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the rules, regulations, and requirements of the SEC, Blue Sky, and corporate or trust laws of any state or other jurisdiction, or the regulatory authorities of any foreign jurisdiction, and (iv) any amendments and exhibits to any such documents. The undersigned grants to the attorney‑in‑fact full authority to do every act necessary or advisable to effect the same as fully as he could do if he were personally present, thereby ratifying all that said attorney‑in-fact and agent may lawfully do or cause to be done by virtue of this Power of Attorney.

The undersigned trustee hereby executes this Power of Attorney effective as of June 20, 2025.

/s/ J. Dennis DeSousa J. Dennis DeSousa	Trustee

POWER OF ATTORNEY

The undersigned trustee of Hennessy Funds Trust (the “Trust”) appoints each of Neil J. Hennessy and Teresa M. Nilsen as his true and lawful attorney-in-fact and agent with the power to execute in his name, on his behalf, and in any capacity (i) the Trust’s Registration Statements on Form N‑1A, Form N-8A, or Form N-14, (ii) all other documents filed by the Trust with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, or the Securities Act of 1933, as amended, (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the rules, regulations, and requirements of the SEC, Blue Sky, and corporate or trust laws of any state or other jurisdiction, or the regulatory authorities of any foreign jurisdiction, and (iv) any amendments and exhibits to any such documents. The undersigned grants to the attorney‑in‑fact full authority to do every act necessary or advisable to effect the same as fully as he could do if he were personally present, thereby ratifying all that said attorney‑in-fact and agent may lawfully do or cause to be done by virtue of this Power of Attorney.

The undersigned trustee hereby executes this Power of Attorney effective as of June 20, 2025.

/s/ Gerald P. Richardson Gerald P. Richardson	Trustee

POWER OF ATTORNEY

The undersigned trustee of Hennessy Funds Trust (the “Trust”) appoints each of Neil J. Hennessy and Teresa M. Nilsen as his true and lawful attorney-in-fact and agent with the power to execute in his name, on his behalf, and in any capacity (i) the Trust’s Registration Statements on Form N‑1A, Form N-8A, or Form N-14, (ii) all other documents filed by the Trust with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, or the Securities Act of 1933, as amended, (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the rules, regulations, and requirements of the SEC, Blue Sky, and corporate or trust laws of any state or other jurisdiction, or the regulatory authorities of any foreign jurisdiction, and (iv) any amendments and exhibits to any such documents. The undersigned grants to the attorney‑in‑fact full authority to do every act necessary or advisable to effect the same as fully as he could do if he were personally present, thereby ratifying all that said attorney‑in-fact and agent may lawfully do or cause to be done by virtue of this Power of Attorney.

The undersigned trustee hereby executes this Power of Attorney effective as of June 20, 2025.

/s/ Doug Franklin Doug Franklin	Trustee